THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Third Amendment”) is made as of the 25th day of June, 2019, by and between EOSII AT THAMES STREET WHARF, LLC, Delaware limited liability company (“Seller”), and 1300 THAMES STREET OFFICE, LLC, a Virginia limited liability company (“Buyer”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:
RECITALS
A.    Seller and Buyer are parties to that certain Purchase and Sale Agreement and Escrow Instructions dated as of June 7, 2019, as amended by that certain First Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of June 7, 2019 and that certain Second Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of June 10, 2019 (as amended, the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.
B.    Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this Second Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:
1.Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.

2.Outstanding Charges. Buyer hereby covenants and agrees to pay and be responsible for (a) any unpaid real estate taxes for which Buyer received a credit at Closing, and (b) all public taxes, assessments and charges due and owed on the Property attributable to the period from and after the Closing Date (collectively, the “Outstanding Charges”), and Buyer hereby agrees to indemnify, defend, and hold Seller harmless from and against all claims and/or demands made by the City of Baltimore (the “City”) arising out of the Outstanding Charges and will reimburse Seller for all attorneys’ fees incurred or that may be incurred as a result of any such claims and/or demands as well as for all loss, expenses, verdicts, judgments, settlements, interest, costs and other expenses incurred or that may be incurred by Seller as a result of any such claims and/or demands by the City. The provisions of this Section 2 of this Third Amendment shall survive the Close of Escrow and shall not be deemed merged into the Deed upon its recordation.

3.Effectiveness of Agreement. Except as modified by this Third Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.

4.Counterparts. This Third Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

5.Telecopied/Emailed Signatures. A counterpart of this Third Amendment that is signed by one party to this Third Amendment and telecopied/emailed to the other party to this Third Amendment or its counsel (a) shall have the same effect as an original signed counterpart of this Third

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Amendment, and (b) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Third Amendment.

6.Successors and Assigns. All of the terms and conditions of this Third Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

IN WITNESS WHEREOF, Seller and Buyer have entered into this Third Amendment as of the date first above stated.
[SIGNATURES ON NEXT PAGE]

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BUYER: 1300 THAMES STREET OFFICE, LLC, a Virginia limited liability company By: ARMADA HOFFLER MANAGER, LLC a Virginia limited liability company its Manager
By:	/s/ Michael P. O'Hara
Michael P. O’Hara, Manager

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SELLER:

EOSII AT THAMES STREET WHARF, LLC,
a Delaware limited liability company
By:    EOS PROPERTIES II, LLC,
    a Delaware limited liability company,
    its sole member and manager
By:    EOS INVESTMENT FUND II, L.P.,
        a Delaware limited partnership,
        its sole member
By:    POLIS REALTY ADVISORS II, LTD.,
            a British Virgin Islands company,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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